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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 30, 2004


                      MORGAN STANLEY ABS CAPITAL II INC.
            (Exact Name of Registrant as Specified in its Charter)

Delaware                           333-82716                13-3948996
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(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
of Incorporation)                  Number)                  Identification No.)

1585 Broadway, 2nd Floor
New York, New York                                           10036
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(Address of Principal                                        (Zip Code)
Executive Offices)

      Registrant's telephone number, including area code: (212) 761-4000

                                   No Change
                       -------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.    Other Events.
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Item 8.01.    Other Events.
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         On August 30, 2004, Morgan Stanley ABS Capital II Inc.
entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 30, 2004, between Morgan Stanley ABS
Capital II Inc., as depositor, and Wilmington Trust Company, a
Delaware banking corporation, as owner trustee, regarding the Morgan Stanley Auto Loan Trust 2004-HB2 (the "Trust"), (2) the Sale and
Servicing Agreement (the "Sale and Servicing Agreement"), dated as of
June 30, 2004, among Morgan Stanley ABS Capital II Inc., as depositor, the Trust, as issuer, Morgan Stanley Asset Funding Inc., as seller, The Huntington National Bank, as servicer and Wells Fargo
Bank, National Association, as indenture trustee and (3) an Assignment, Assumption and Recognition Agreement (the "Assignment, Assumption and Recognition Agreement"), dated as of June 30, 2004, between Morgan Stanley ABS Capital II Inc., as assignee, and Morgan Stanley Asset Funding Inc., as assignor. Also on August 30, 2004, the Trust entered into an Indenture (the "Indenture"), dated as of June 30, 2004, between the Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee.

         On June 30, 2004, Morgan Stanley Asset Funding Inc., as purchaser and The Huntington National Bank, as seller and servicer, entered into a Flow Purchase and Servicing Agreement (the "Flow Purchase and Servicing Agreement"), dated as of May 31, 2004.

         The Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Flow Purchase and Servicing Agreement, and the Assignment, Assumption and Recognition Agreement are annexed hereto as Exhibits 4.1, 4.3, 10.1, 10.3 and
10.4 respectively.



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

Section 9.  Financial Information and Exhibits.
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Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

     4.1     Amended and Restated Trust Agreement dated as of June 30, 2004.

     4.3      Indenture dated as of June 30, 2004.

     10.1     Sale and Servicing Agreement dated as of June 30, 2004.

     10.3     Flow Purchase and Servicing Agreement dated as of May 31, 2004.

     10.4 Assignment, Assumption and Recognition Agreement dated as of June 30, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY ABS CAPITAL II INC.



                                        By:   /s/ J. Douglas Van Ness
                                            -------------------------------
                                             Name:   J. Douglas Van Ness
                                             Title:  Vice President



Dated: September 13, 2004

                                 EXHIBIT INDEX



Exhibit No.         Description

4.1                 Amended and Restated Trust Agreement dated as of June 30,
                    2004.
4.3                 Indenture dated as of June 30, 2004.
10.1                Sale and Servicing Agreement dated as of June 30, 2004.
10.3                Flow Purchase and Servicing Agreement, dated as of May 31,
                    2004.
10.4 Assignment, Assumption and Recognition Agreement dated as of June 30, 2004.